                                                                    Exhibit 99.8

                    UNITED TELEVISION, INC. AND SUBSIDIARIES
                    ----------------------------------------
                          INDEX TO FINANCIAL STATEMENTS
                          -----------------------------
                           QUARTER ENDED JUNE 30, 2001
                           ---------------------------

   Condensed Consolidated Balance Sheets                     F-1 - F-2

   Condensed Consolidated Statements of Income               F-3

   Condensed Consolidated Statements of Cash Flows           F-4

   Notes to Condensed Consolidated Financial Statements      F-5 - F-7

                    UNITED TELEVISION, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                           (Unaudited - in thousands)

                                               June 30,     December 31,
                                                 2001           2000
                                              -----------   ------------

ASSETS
------
Current Assets:
   Cash and cash equivalents                  $  154,067     $  119,927
   Marketable securities                         113,116        115,912
   Accrued interest receivable                     1,857          1,393
   Accounts receivable, net                       56,894         48,013
   Film contract rights                           30,053         39,482
   Deferred tax assets                             5,368          6,158
   Prepaid expenses and other
      current assets                               2,765          2,122
                                              -----------    ----------
      Total current assets                       364,120        333,007
                                              -----------    ----------
Other Investments                                 37,088         38,234
                                              -----------    ----------
Film Contract Rights, noncurrent                  15,211          9,912
                                              -----------    ----------
Property and Equipment, net                       31,024         32,217
                                              -----------    ----------
Intangible Assets, net                           136,081        138,038
                                              -----------    ----------
Other Assets                                       3,993          2,240
                                              -----------    ----------
                                              $  587,517     $  553,648
                                              ===========    ==========

LIABILITIES AND SHAREHOLDERS' INVESTMENT
----------------------------------------
Current Liabilities:
   Film contracts payable                     $   35,892     $   39,403
   Accounts payable                                1,648          2,639
   Accrued expenses                               30,734         34,128
   Income taxes payable                            8,852         10,342
                                              ----------     ----------
      Total current liabilities                   77,126         86,512
                                              ----------     ----------
Film Contracts Payable after One Year             43,962         35,831
                                              ----------     ----------
Deferred tax liabilities                           1,918          1,918
                                              ----------     ----------


Shareholders' Investment:
   Preferred stock $1.00 par value                     -              -
   Common stock $.10 par value                       957            952
   Additional paid-in capital                     15,889         11,290
   Retained earnings                             447,344        416,750
   Accumulated other comprehensive income            321            395
                                              ----------     ----------
                                                 464,511        429,387
                                              ----------     ----------
                                              $  587,517     $  553,648
                                              ==========     ==========




The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

                    UNITED TELEVISION, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                (Unaudited - in thousands except per share data)

                                         Three Months           Six Months
                                         Ended June 30,        Ended June 30,
                                      ------------------    ------------------
                                        2001      2000        2001      2000
                                      --------  --------    --------  --------

Net Revenues                          $ 55,807  $ 60,011    $106,372  $113,950
                                      --------  --------    --------  --------

Expenses:
   Operating                            23,607    21,359      47,080    44,727
   Selling, general and
     administrative                     18,534    18,165      37,713    36,119
                                      --------  --------    --------  --------
                                        42,141    39,524      84,793    80,846
                                      --------  --------    --------  --------
     Operating income                   13,666    20,487      21,579    33,104

Interest and Other Income                6,358     4,913      10,140     7,530
                                      --------  --------    --------  --------
     Income before income taxes         20,024    25,400      31,719    40,634

Income Tax Benefit (Provision)           3,550   (10,150)     (1,125)  (16,250)
                                      --------  --------    --------  --------
     Net income                       $ 23,574  $ 15,250    $ 30,594  $ 24,384
                                      ========  ========    ========  ========

Earnings per Share:
   Basic                              $   2.47  $   1.60    $   3.21  $   2.57
   Diluted                            $   2.46  $   1.60    $   3.20  $   2.56

Average Number of Common and Common
   Equivalent Shares Outstanding:
   Basic                                 9,560     9,502       9,542     9,498
   Diluted                               9,583     9,536       9,567     9,536


  The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

                    UNITED TELEVISION, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (Unaudited - in thousands)

                                                               Six Months
                                                             Ended June 30,
                                                         -------------------
                                                           2001       2000
                                                         --------   --------

Cash Flows from Operating Activities:
   Net income                                            $ 30,594   $ 24,384
   Adjustment to reconcile net income to net
     cash provided from operating activities:
      Film contract payments                              (18,007)   (18,132)
      Film contract amortization                           23,231     21,327
      Depreciation and other amortization                   4,847      4,612
      Gain on dispositions of investments                    (579)    (1,825)
      Changes in assets and liabilities:
         Accounts receivable                               (8,881)    (1,830)
         Prepaid and other assets                             666      2,252
         Accounts payable and accrued expenses             (4,385)    (2,297)
         Income taxes payable                                (653)     3,698
                                                         --------   --------
         Net cash provided from
           operating activities                            26,833     32,189
                                                         --------   --------
Cash Flows from Investing Activities:
   Sales of marketable securities                          21,413     24,657
   Purchases of marketable securities                     (18,159)    (5,247)
   Purchases of other investments                               -     (2,753)
   Sale of other investments                                1,146
   Station acquisition:
      Intangible assets                                         -         (9)
   Capital expenditures                                    (1,697)    (7,022)
                                                         --------   --------
         Net cash provided from investing
           activities                                       2,703      9,626
                                                         --------   --------
Cash Flows from Financing Activities:
   Dividends paid                                               -     (4,751)
   Proceeds from exercise of employee stock options         4,604      2,023
                                                         --------   --------
         Net cash provided from (used in) financing
         activities                                         4,604     (2,728)
                                                         --------   --------
Net Increase in Cash and Cash Equivalents                  34,140     39,087

Cash and Cash Equivalents at Beginning of Period          119,927     31,498
                                                         --------   --------
Cash and Cash Equivalents at End of Period               $154,067   $ 70,585
                                                         ========   ========



The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

                    UNITED TELEVISION, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

1.   PRINCIPLES OF CONSOLIDATION:

     UTV is a majority owned (57.6% at June 30, 2001) subsidiary of BHC Communications, Inc. ("BHC"), a majority owned subsidiary of Chris-Craft Industries, Inc. ("Chris-Craft").

     The accompanying condensed consolidated financial statements include the accounts of UTV and its subsidiaries after elimination of all significant intercompany accounts and transactions. Preparation of financial statements in accordance with generally accepted accounting principles requires the use of management estimates and assumptions. Actual results could differ from those estimates. Effective July 31, 2001, the Company was acquired by The News Corporation Limited ("News Corp.") (see Note 7).

     The financial information included herein has been prepared by UTV, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, UTV believes that the disclosures herein are adequate to make the information presented not misleading. It is suggested that these condensed consolidated financial statements be read in conjunction with the financial statements and the notes thereto included in UTV's latest annual report on Form 10-K. The information furnished reflects all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair statement of the results for the interim periods. The results for this interim period are not necessarily indicative of results to be expected for the full fiscal year, due to seasonal factors, among others.

2.   MARKETABLE SECURITIES:

     All of UTV's marketable securities have been categorized as available for sale and as a result are carried at fair market value. At June 30, 2001, of the investments in U.S. Government securities, 78% mature within five months and all within 15 months. Marketable securities classified by security type are as follows (in thousands):

                                          Gross Unrealized
                                          ----------------
                                  Cost     Gains    Losses  Fair Value
                                --------  -------   ------  ----------
June 30, 2001
  U.S. Government securities    $112,588  $   528   $    -   $113,116
  Equity securities                    -        -        -          -
                                --------  -------   ------   --------
                                $112,588  $   528   $    -   $113,116
                                ========  =======   ======   ========


                                         Gross Unrealized
                                         ----------------
                                 Cost     Gains    Losses  Fair Value
                               --------  -------   ------  ----------

December 31, 2000:
  U.S. Government securities   $104,542  $   334   $    8   $104,868
  Equity securities              10,721      591      268     11,044
                               --------  -------   ------   --------
                               $115,263  $   925   $  276   $115,912
                               ========  =======   ======   ========

     The difference between cost and fair value, net of taxes, is reflected as an increase to shareholders' investment in the accompanying balance sheets.

     For purposes of computing realized gains and losses, cost is determined using the specific identification method. For the three months ended June 30, 2001, UTV realized marketable securities gains of $579.

3.   SUPPLEMENTAL CASH FLOW INFORMATION:

     Cash paid for income taxes for the six months ended June 30,2001 and 2000 totaled $8,539 and $12,552, respectively.

4.   COMPREHENSIVE INCOME:

     Other comprehensive income includes only unrealized gains and losses on marketable securities classified as available for sale (see Note 2), net of reclassification adjustments for gains included in net income. Comprehensive income is as follows (in thousands):

                                   Three Months           Six Months
                                   Ended June 30,        Ended June 30,
                                ------------------    ------------------
                                  2001      2000        2001      2000
                                --------  --------    --------  --------

Net income                      $ 23,574  $ 15,250    $ 30,594  $24,384
Other comprehensive income
    (loss), net of taxes            (260)   (1,465)        (74)  (1,223)
                                --------  --------    --------  --------
Comprehensive income            $ 23,314  $ 13,785    $ 30,520  $23,161
                                ========  ========    ========  ========

5.   INCOME TAXES:

     In May 2001, UTV and the Internal Revenue Service settled for $10.6 million, including $3.8 million of interest through June 30, 2001, UTV's previously denied claim for a refund for capital losses generated in 1993. In addition, at that time, UTV also recorded a reversal of $4.8 million of Federal and state tax liabilities accrued in prior years.

6.   COMMITMENTS AND CONTINGENCIES:

     The aggregate amount payable by UTV under contracts for programming not currently available for telecasting at June 30, 2001, and, accordingly, not included in film contracts payable and the related contract rights in the accompanying Condensed Consolidated Balance Sheets, totaled $88,665.

     UTV remains obligated for possible future consideration relating to the 1999 purchase of UHF station WRBW in Orlando, Florida of up to $25 million.

     Contingent fees due upon completion of the merger and other merger-related liabilities were approximately $5.2 million and were paid in July 2001 (see
Note 7).

7.   SUBSEQUENT EVENT:

     As reported in UTV's Current Report on Form 8-K, dated August 23, 2000, UTV, BHC and Chris-Craft have each agreed to be acquired by News Corp. for consideration consisting of cash and News Corp. preferred American Depositary Receipts. Subject to limitations set forth in the respective merger agreements, UTV, BHC and Chris-Craft stockholders may elect to receive the consideration as all cash, all stock or a combination thereof. The transaction was completed in July 2001 and the related contingent fees and severance were paid in July 2001 (see Note 6).